SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
              Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as determined by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ENERGY CONVERSION DEVICES, INC.
  ----------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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[ ] Fee paid previously with preliminary materials.

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
                                  COMPANY LOGO


                         ENERGY CONVERSION DEVICES, INC.
                              2956 Waterview Drive
                         Rochester Hills, Michigan 48309

                                                               October 17, 2005

Dear Stockholder:

        You are cordially invited to attend our 2005 Annual Meeting of Stockholders, which will be held at 10:00 a.m. Eastern Time on Tuesday, November 15, 2005 at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. A map is on the back cover of this proxy statement. We look forward to your attendance either in person or by proxy. If you plan to attend the meeting, we would appreciate your calling Investor Relations at (248) 293-0440 or sending us an e-mail at investor.relations@ovonic.com.

        Details of the business to be conducted at this meeting are given in the attached Notice of Meeting of Stockholders and Proxy Statement.

        Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy in the accompanying reply envelope. If you decide to attend the annual meeting, you will be able to vote in person even if you have previously submitted your proxy.

        We look forward to seeing you at the meeting.

                                                   Sincerely,

                                                  /s/ Robert C. Stempel
                                                  ------------------------------
                                                   Robert C. Stempel
                                                   Chairman of the Board
                                                   and Chief Executive Officer

                         ENERGY CONVERSION DEVICES, INC.
                             ----------------------

                        NOTICE OF MEETING OF STOCKHOLDERS
                             ----------------------


                                                      Rochester Hills, Michigan
                                                               October 17, 2005


To the Stockholders of
ENERGY CONVERSION DEVICES, INC.:

        NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. will be held at 10:00 a.m. (EST) on Tuesday, November 15, 2005, at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

      1. Elect seven directors to hold office until our next Annual Meeting of Stockholders.

      2. Ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending June 30, 2006.

        Stockholders of record at the close of business on October 3, 2005 will be entitled to vote at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at our offices. Whether or not you plan to attend the Meeting in person, please promptly vote your shares by telephone, via the Internet or by signing, dating and returning the enclosed proxy in the accompanying reply envelope.

        To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or
(3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves your company postage and processing costs.


                                             By Order of the Board of Directors

                                             /s/ Ghazaleh Koefod
                                             -----------------------------------
                                             Ghazaleh Koefod
                                             Secretary

                         Energy Conversion Devices, Inc.
                              2956 Waterview Drive
                            Rochester Hills, MI 48309
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

        ECD's Board of Directors (the "Board") solicits your proxy for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Tuesday, November 15, 2005 at the Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, and any postponement or adjournment of the meeting, for the purposes set forth in the accompanying Notice of Meeting of Stockholders (the "Notice").

        This proxy statement and accompanying proxy were first mailed to stockholders on or about October 17, 2005.

        Purpose of the Meeting. The specific proposals to be considered and acted upon at the Meeting are summarized in the Notice and are described in more detail in this proxy statement.

        Voting Rights of Stockholders. Holders of record of ECD's Common Stock at the close of business on October 3, 2005, are entitled to vote at the Meeting. As of October 3, 2005, there were outstanding and entitled to vote 29,348,363 shares of ECD's Common Stock, $.01 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting.

        Record Date. Stockholders of record as of the close of business on October 3, 2005, will be entitled to vote at the Meeting.

        Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock as of the close of business on the record date. If a stockholder withholds his or her vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that he or she does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

        Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

        The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent registered accounting firm. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

        Voting of Proxies. All shares represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on October 3, 2005 will be voted at the Meeting. Unless a stockholder specifies otherwise, all proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

        How you can vote. If you return your signed proxy, or vote by telephone or the Internet, before the Meeting, we will vote your shares as you direct.

        If a proxy is executed and returned but no instructions are given the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR Proposals 1 and 2.

        If your shares are registered directly in your name, you may vote:

        Over the Internet. Go to the website of our tabulator, Computershare, at http://www.eproxyvote.com/ener and follow the instructions you will find there. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

        By telephone. If you have a touch-tone phone, call 1-877-PRX-VOTE (1-877-779-8683) toll free from the U.S. and Canada and follow the instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

        By Mail. Complete and sign the enclosed proxy and mail it in the enclosed postage prepaid envelope to Computershare. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors

        If your shares are held in "street name" (held for your account by a broker or other nominee) you may vote:

        Over the Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

        By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

        In Person at the Meeting. Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name at the meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares.

        Revocation of Proxies. You may revoke your proxy and change your vote at any time before the Meeting. To do this, you must do one of the following:

        1. Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

        2.   Sign a new proxy and submit it as instructed above.

        3. Attend the meeting and vote in person. Attending the meeting will not revoke your proxy unless your shares are registered in your name and you specifically request it.


                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

        Upon recommendation of the Corporate Governance and Nominating Committee, the Board has nominated for election at the meeting a slate of seven nominees, all of whom are currently serving on the Board.

        The directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

        Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth on the following pages.

                                  -------------


        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ALL SEVEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

                            Director
                             of the
                            Company                               Principal Occupation and
         Name                Since        Office                    Business Experience
-----------------------   -----------   ----------      --------------------------------------------
Robert I. Frey            2004          Director        Mr. Frey, 62, is an assistant professor of
                                                        global management and business ethics and
                                                        serves as the director of the Business
                                                        Ethics Center at Seidman School of Business,
                                                        Grand Valley State University, in Grand
                                                        Rapids, Michigan.  He joined Herman Miller,
                                                        Inc. in 1996, where he was an executive vice
                                                        president and member of the executive
                                                        committee and president of Herman Miller
                                                        International, accountable for international
                                                        strategic planning, manufacturing, sales and
                                                        marketing until his retirement in 2002.

William J. Ketelhut       2004          Director        Mr. Ketelhut, 53, was, from 2001-2002,
                                                        president of Control Products at Honeywell
                                                        International, a global company with 15
                                                        major lines of businesses including
                                                        semiconductors, consumer products and
                                                        sensors products.  From 1994-2001, he served
                                                        as president of several business units of
                                                        Invensys plc, a global automation, controls
                                                        and process solutions group.  He was
                                                        president and chief executive officer at
                                                        GE/Micro Switch Control Inc. (a joint
                                                        venture between GE and Honeywell Microswitch
                                                        Division) from 1992-1994.

Florence I. Metz          1995          Director        Dr. Metz, 76, until her retirement in 1996,
                                                        held various executive positions with Inland
                                                        Steel: General Manager, New Ventures, Inland
                                                        Steel Company (1989-1991); General Manager,
                                                        New Ventures, Inland Steel Industries
                                                        (1991-1992) and Advanced Graphite
                                                        Technologies (1992-1993); Program Manager
                                                        for Business and Strategic Planning at
                                                        Inland Steel (1993-1996).  Dr. Metz also
                                                        serves on the Board of Directors of Ovonic
                                                        Battery.

Iris M. Ovshinsky         1960          Vice            Dr. Ovshinsky, 78, co-founder and Vice
                                        President and   President of ECD, has been an executive
                                        Director        officer and director of ECD since its
                                                        inception in 1960.  Dr. Ovshinsky is the
                                                        wife of Stanford R. Ovshinsky.

                                       4



Stanford R. Ovshinsky     1960          President,      Mr. Ovshinsky, 82, the founder, President
                                        Chief           and Chief Scientist and Technologist of ECD,
                                        Scientist and   has been an executive officer and director
                                        Technologist    of ECD since its inception in 1960.  Mr.
                                        and Director    Ovshinsky is the principal inventor of ECD's
                                                        technologies. He is also the chairman and
                                                        director of Ovonyx and a member of the Management
                                                        Committee of Cobasys.  Mr. Ovshinsky is the
                                                        husband of Dr. Iris M. Ovshinsky.

Stephen Rabinowitz        2004          Director        Mr. Rabinowitz, 62, was chairman and chief
                                                        executive officer of General Cable, Inc., a
                                                        leader in the development, design,
                                                        manufacture, marketing and distribution of
                                                        copper, aluminum and fiber optic wire and
                                                        cable products for the communications,
                                                        energy and specialty markets, from
                                                        1994-2001.  He serves on the Board of
                                                        Directors of JLG Industries, Columbus
                                                        McKinnon Corp. and The NanoSteel Company.

Robert C. Stempel         1995          Chairman of     Mr. Stempel, 72, is Chairman of the Board
                                        the Board,      and Chief Executive Officer of ECD.  He is
                                        Chief           also the vice chairman and director of
                                        Executive       Ovonyx, Inc. and a member of the Management
                                        Officer and     Committee of Cobasys LLC.  From 1990 until
                                        Director        his retirement in 1992, he was the chairman
                                                        and chief executive officer of General
                                                        Motors Corporation.


                          BOARD MEETINGS AND COMMITTEES

        During the fiscal year ended June 30, 2005, the Board of Directors held seven meetings. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served as a member. The Company encourages all Board members to attend annual meeting of stockholders. All directors attended the 2004 annual meeting of stockholders.

        The Board of Directors has four committees: an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Finance Committee. The members of the committees are identified in the following table.

                                                     Corporate
                                                     Governance
      Director            Audit      Compensation    and Nominating    Finance
      --------           -------     ------------    --------------    --------
  Robert I. Frey                          X               Chair           X

  William J. Ketelhut     Chair

  Florence I. Metz          X           Chair               X

  Stephen Rabinowitz        X                                           Chair

  Robert C. Stempel                                                       X


        Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable laws and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

        Audit Committee. The Audit Committee consists of Mr. William J. Ketelhut (Chairman), Dr. Florence I. Metz and Mr. Stephen Rabinowitz and met six times during fiscal year 2005. The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee's role includes discussing with management the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the financial statements of ECD. The Audit Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee's oversight role are delineated in the Audit Committee Charter, which is available on our website at www.ovonic.com. The Board of Directors has determined Mr. Ketelhut, Chairman of the Audit Committee, is an Audit Committee financial expert and is independent of the Company as defined in the relevant securities law. This determination is based on a qualitative assessment of Mr. Ketelhut's level of knowledge based on a number of factors, including his formal education and other relevant experience.

        Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee consists of Mr. Robert I. Frey (Chairman) and Dr. Metz, both independent outside directors, and met three times. Neither of the Corporate Governance and Nominating Committee members is or was during the last fiscal year an officer or employee of ECD or any of its subsidiaries, or had any business relationship with ECD or any of its subsidiaries.

        The Corporate Governance and Nominating Committee is responsible for (1) identifying individuals qualified to become Board members; (2) recommending to the Board director nominees for election or reelection at each annual meeting of stockholders; and (3) develop and implement the Company's corporate governance principles. The specific responsibilities and functions of the Corporate Governance and Nominating Committee are delineated in the Corporate Governance and Nominating Committee charter, which is on ECD's website at www.ovonic.com.

        The Compensation Committee. The Compensation Committee consists of Dr. Florence I. Metz (Chairwoman) and Mr. Robert I. Frey and met three times during fiscal year 2005. The Compensation Committee establishes compensation policies which govern both the annual compensation of and grants of stock options to the senior executive officers of the Company and its wholly and/or majority owned subsidiaries and the Company's directors. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee charter, which is available on ECD's website at www.ovonic.com.

        The Finance Committee. The Finance Committee consists of Mr. Stephen Rabinowitz (Chairman) and Mr. Robert I. Frey, both of whom meet applicable rules of the Nasdaq Stock Market, Inc. for independence, and Mr. Stempel. The Finance Committee reviews and recommends matters related to ECD's capital structure, including new business opportunities, the issuance of debt and equity securities and joint venture/partnership opportunities. The specific responsibilities and functions of the Finance Committee are delineated in the Finance Committee charter, which is available on ECD's website at www.ovonic.com.

        Board Independence. The Board of Directors has determined affirmatively that if the nominees for director are elected at the Meeting, a majority of the members of the Board will meet the standards for independence set forth in applicable rules of the Nasdaq Stock Market, Inc.

        Executive Sessions. The independent directors meet regularly scheduled executive sessions without management present. The independent directors of the Board met in executive sessions four times in fiscal 2005.

        Nominating Directors. The Corporate Governance and Nominating Committee identifies nominees for directors from various sources, including third-party consultants, to assist in identifying and evaluating potential nominees. The Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

        o have the highest personal and professional ethics and integrity and whose values are compatible with the Company's values;

        o have had experiences and achievements that have given them the ability to exercise good business judgment;

        o   can make significant contributions to the Company's success;

        o have the ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

        o are willing to devote the necessary time to the work of the Board and its committees;

        o understand and meet their responsibilities to the Company's stockholders including the duty of care (making informed decisions) and the duty of loyalty (maintaining confidentiality and avoiding conflicts of interest); and

        o have backgrounds that provide a portfolio of experience and knowledge commensurate with the Company's needs.

        The Committee will consider persons recommended by the stockholders in the same manner as a Committee-recommended nominee. Notice of proposed stockholder nominations for director must be delivered to the Secretary of the Company not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include (i) as to each nominee, all information required to be disclosed in solicitation of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, (ii) the name and address of the stockholder giving the notice, (iii) a representation that the stockholder is a holder of the Company's Common Stock and intends to appear at the meeting to make the nomination, (iv) a description of all arrangements or understandings among the stockholder and the nominee; and (v) the written consent of each nominee to serve as a director if so elected.

        Code of Ethics. A copy of our Code of Business Conduct and Ethics, which applies to our chief executive officer, chief financial officer, all of our employees and directors, can be found on our website at www.ovonic.com.

        Communicating with Directors. Stockholders may contact any of our directors or our Board as a group by writing to them c/o the Corporate Secretary, Energy Conversion Devices, Inc., 2956 Waterview Drive, Rochester Hills, MI 48309. All communications will be received, processed and forwarded to the directors by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary upon receipt of your communication if you include a return address.


                            COMPENSATION OF DIRECTORS

        Directors who are employees of ECD do not receive additional compensation for their services as a director. Effective January 1, 2005, the nonemployee directors of the Company are issued approximately $15,000 per year in ECD Common Stock based on the closing price of the Common Stock on the first business day of each year and are paid $1,500 for attendance at each Board meeting. Members of the Audit Committee are paid $2,500 for attendance at each Audit Committee meeting and the Audit Committee Chair receives an annual retainer of $7,500. Members of the Finance Committee are paid $2,000 for attendance at each Finance Committee meeting and the Finance Committee Chair receives an annual retainer of $5,000. Members of the Corporate Governance and Nominating Committee receive $1,500 for attendance at each Corporate Governance and Nominating Committee meeting; the Committee Chair is paid an annual retainer of $5,000. Members of the Compensation Committee receive $1,500 for attendance at each Compensation Committee meeting; the Committee Chair is paid an annual retainer of $5,000. Nonemployee directors are compensated for teleconference meetings lasting beyond an hour. Directors who are not employed by the Company are also reimbursed for all expenses incurred for the purpose of attending board and committee meetings, including airfare, mileage, parking, transportation and hotel. Nonemployee directors are eligible to receive stock options under the Company's stock option plans.


                             AUDIT COMMITTEE REPORT

        The following report of the Audit Committee should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

        The Audit Committee is comprised of three directors, all of whom are independent directors as defined under applicable rules of the Securities and Exchange Commission (SEC) and Nasdaq Stock Market, Inc.

        The Audit Committee oversees the integrity of the Company's financial statements on behalf of the Board of Directors; the adequacy of the Company's systems of internal controls; the Company's compliance with legal and regulatory requirements; the qualifications and independence of the Company's independent registered public accounting firms; and the performance of the Company's independent registered public accounting firms, and of the Company's internal audit function. The public accounting firm of Crowe Chizek and Company LLC has been retained to perform the Company's internal audit function.

        In fulfilling its oversight responsibilities, the Audit Committee has direct responsibility, among other things, for:

        o confirming the independence of the Company's independent registered public accounting firms;

        o the appointment, compensation and retention of the Company's independent registered public accounting firms;

        o reviewing the scope of the audit services to be provided by the Company's independent registered public accounting firms, including the adequacy of staffing and compensation;

        o   approving nonaudit services;

        o overseeing management's relationship with the Company's independent registered public accounting firms; o overseeing management's implementation and maintenance of effective systems of internal and disclosure controls; and

        o   reviewing the Company's internal audit program.

        The Audit Committee reviews the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for performing an audit in accordance with standards of the United States Public Company Accounting Oversight Board to obtain reasonable assurance that the consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America. During fiscal year 2005, the Audit Committee met six times with management and the independent registered public accounting firm and discussed the interim financial information contained in each quarterly earnings report prior to public release.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company's internal controls and the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with management the process used to support the certifications of the Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope, and identification of audit risks. The Audit Committee engaged the independent registered public accounting firm and approved auditor services and fees, including audit, audit-related and nonaudit fees.

        The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm's examination of the consolidated financial statements.

        The Audit Committee reviewed with management and the independent registered public accounting firm the audited financial statements as of and for the fiscal year ended June 30, 2005. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management, the internal auditor and the independent registered public accounting firm.

        Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors (and the Board agreed) that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, for filing with the SEC.

                                                  AUDIT COMMITTEE

                                                  William J. Ketelhut, Chairman
                                                  Florence I. Metz
                                                  Stephen Rabinowitz

        Independent Registered Public Accounting Firm Fees. The following table presents aggregate fees for professional audit services rendered by Grant Thornton LLP, our Independent Registered Public Accounting Firm, for the fiscal year ended June 30, 2005 and 2004 and fees billed for other services rendered by Grant Thornton during those periods.

                                      2005             2004
                                  ------------     ------------

        Audit Fees(1)              $ 1,449,000     $   605,000
        Audit-Related Fees(2)           -               52,000
        Tax Fees(3)                     -               -
        All Other Fees(4)              142,000          31,000
                                   -----------     -----------
        Total Fees                 $ 1,591,000     $   688,000
                                   ===========     ===========
        ------------
        (1) Audit Fees -- These are fees for professional services performed by Grant Thornton for the audit of our annual financial statements and review of financial statements included in our 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

        (2) Audit-Related Fees -- These are fees for the assurance and related services performed by Grant Thornton that are reasonably related to the performance of the audit or review of our financial statements.

        (3) Tax Fees -- These are fees for professional services performed by Grant Thornton with respect to tax compliance, tax advice and tax planning.

        (4) All Other Fees -- These are fees for permissible work performed by Grant Thornton that does not meet the above categories.

        During fiscal year 2005, the Audit Committee approved all audit and nonaudit services provided to us by Grant Thornton prior to management engaging Grant Thornton for that purpose. The Committee's current practice is to consider for pre-approval annually all audit and nonaudit services proposed to be provided by our independent registered public accounting firm for the fiscal year. In accordance with the Committee's current policy, additional fees related to audit services proposed to be provided within the scope of the approved engagement may be approved by management, so long as the fees for such additional services are consistent with historical experience, and are reported to the Audit Committee at the next regularly scheduled Committee meeting. Additional fees for other proposed audit-related or nonaudit services (not within the scope of the approved engagement) may be considered and, if appropriate, approved by the Chairman of the Audit Committee if such additional fees constitute five percent or less of the approved budget, otherwise the Audit Committee must approve all additional audit related and nonaudit services to be performed by the independent registered public accounting firm. The Audit Committee has considered that the provision of nonaudit services rendered by Grant Thornton was compatible with maintaining Grant Thornton's independence.

                                   ITEM NO. 2

          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP as ECD's independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending June 30, 2006 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Grant Thornton will also perform limited non-audit services for ECD.

        The Board of Directors has directed that the appointment of Grant Thornton be submitted to the stockholders for ratification. The affirmative vote of a majority of the votes cast at the Meeting will be required to ratify such appointment. In the event that the stockholders do not ratify the selection of Grant Thornton as independent registered public accounting firm, the Audit Committee and the Board of Directors will reconsider the appointment.

        Representatives of Grant Thornton will be present at the Meeting and available to respond to appropriate questions. They will also be given the opportunity to make a statement if they desire to do so.

                                 -------------

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                   MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Equity Compensation Plan Information

        The following table sets forth aggregate information regarding grants under all equity compensation plans of ECD as of October 3, 2005.

                                        Number of                                Number of securities
                                    securities to be                             remaining available
                                       issued upon        Weighted-average       for future issuance
                                       exercise of        exercise price of      under equity compen-
                                       outstanding           outstanding        sation plans (excluding
                                    options, warrants     options, warrants     securities reflected in
        Plan category                  and rights            and rights               1st column)
-------------------------------     -----------------     -----------------     -----------------------
Equity compensation plans
approved by security holders(1)        1,791,715              $ 18.80                   971,910

Equity compensation plans not
approved by security holders           1,170,731(2)(3)        $ 13.88                   (2)(3)
                                       ---------
Total                                  2,962,446              $ 16.86                   971,910
                                       =========                                        =======

        ------------------
        (1) These plans consist of the 1995 Non-Qualified Stock Option Plan and 2000 Non-Qualified Stock Option Plan.

        (2) Of the 1,170,731 shares issuable upon exercise, options to acquire 528,088 shares and 342,643 shares were issued to Mr. and Dr. Ovshinsky, respectively, pursuant to Stock Option Agreements (the "Agreements") dated November 1993, as amended in November 1995, which provided for periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. In June 2005, the Agreements were further amended by deleting the antidilution protection adjustment provisions. No further options will be granted to Mr. and Dr. Ovshinsky under the Agreements. In consideration of the agreements by Mr. and Dr. Ovshinsky to such amendment, the Company's Compensation Committee approved the grant of options to Mr. Ovshinsky (100,000 shares) and Dr. Ovshinsky (65,000 shares) under the Company's 2000 Non-Qualified Stock Option Plan.

        (3) Of the 1,170,731 shares issuable upon exercise, options to acquire 300,000 shares were issued to Mr. Robert Stempel pursuant to a Stock Option Agreement dated January 15, 1999. There are no securities available for future issuance under this Stock Option Agreement.

Security Ownership of Certain Beneficial Owners and Management

        Directors and Executive Officers. The following table sets forth, as of October 3, 2005, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.


                                       Amount and Nature
                                         of Beneficial          Percentage
       Name of Beneficial Owner          Ownership(1)           of Class(2)
       ------------------------        -----------------        -----------
       Robert C. Stempel                 1,118,404  (3)            3.74%
       Stanford R. Ovshinsky               825,748  (4)            2.75%
       Iris M. Ovshinsky                   505,753  (5)            1.70%
       Nancy M. Bacon                      150,015  (6)              *
       James R. Metzger                     49,974  (7)              *
       Stephan W.  Zumsteg                  41,000  (8)              *
       Florence I. Metz                     14,405  (9)              *
       William J. Ketelhut                   5,768  (10)             *
       Stephen Rabinowitz                    4,268  (11)             *
       Robert I. Frey                        3,268  (12)             *
                                         ---------
      All executive officers and
      directors as a group (10 persons)  2,718,603                 8.70%
                                         =========
      ----------------
      *  Less than 1%.

     (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

     (2) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

     (3) Includes 607,000 shares represented by options exercisable within 60 days.

     (4) Includes 660,088 shares represented by options exercisable within 60 days. Under the rules and regulations of the Securities and Exchange

         Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Dr. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

     (5) Includes 432,643 shares represented by options exercisable within 60 days. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Mr. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

     (6) Includes 125,000 shares represented by options exercisable within 60 days.

     (7) Includes 45,000 shares represented by options exercisable within 60 days.

     (8) Includes 39,000 shares represented by options exercisable within 60 days.

     (9) Includes 6,000 shares represented by options exercisable within 60 days.

    (10) Includes 2,000 shares represented by options exercisable within 60 days.

    (11) Includes 2,000 shares represented by options exercisable within 60 days.

    (12) Includes 2,000 shares represented by options exercisable within 60 days.


        Principal Shareholders. The following table sets forth, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):

      Name and Address of          Amount and Nature of       Percentage of
       Beneficial Holder           Beneficial Ownership          Class(1)
-------------------------------    --------------------     -------------------

 FMR Corp.                           2,682,932 (2)(3)            9.15%(2)
 82 Devonshire Street, E31C
 Boston, Massachusetts 02109

 ----------------
    (1) Under the rules and regulations of the SEC, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

    (2) The Company has relied upon information contained in filings with the SEC.

    (3) Based upon information contained in a Form 13F filed by FMR Corp. with the SEC for the period ended June 30, 2005. Based upon a Schedule 13G filed by FMR Corp. on

          February 14, 2005, FMR Corp. has sole power to dispose or to direct the disposition of such shares. Sole power to vote the shares of Common Stock beneficially owned by FMR Corp. resides in the respective boards of trustees of the funds that have invested in the shares.


                               EXECUTIVE OFFICERS

        The executive officers of ECD are as follows:

                                                              Served as an
                                                              Executive Officer
        Name             Age              Office              or Director Since
----------------------   ---   ----------------------------   -----------------
Robert C. Stempel        72    Chairman of the Board, Chief         1995
                               Executive Officer and Director

Stanford R. Ovshinsky    82    President, Chief Scientist and       1960(1)
                               Technologies and Director

Iris M. Ovshinsky        78    Vice President and Director          1960(1)

James R. Metzger         58    Executive Vice President and         2000
                               Chief Operating Officer

Nancy M. Bacon           59    Senior Vice President                1976

Stephan W. Zumsteg       59    Vice President and Chief             1997
                               Financial Officer

--------------------
  (1) The predecessor of ECD was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.

        Mr. Metzger joined ECD as Vice Chairman in November 2002. He was named ECD's Chief Operating Officer in February 2003 and Executive Vice President in February 2004 with responsibility for the day-to-day operations of ECD. He served on ECD's Board of Directors from July 2000 - February 2004. Prior to his retirement from Texaco on March 1, 2002 following the merger of Chevron and Texaco on October 9, 2001, he was Vice President and Chief Technology Officer at Texaco Inc.

        Mrs. Bacon joined ECD in 1976 as Vice President of Finance and Treasurer and was named Senior Vice President in 1993. She served on ECD's Board of Directors from November 1977 - February 2004.

        Mr. Zumsteg joined ECD in March 1997. He was elected Treasurer in April 1997 and Vice President and Chief Financial Officer in February 2001.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 2005, all filing requirements were met on a timely basis.


                             EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to ECD's Chief Executive Officer and the next four most highly compensated executive officers for the fiscal years ended June 30, 2005, 2004 and 2003.


                           SUMMARY COMPENSATION TABLE

                                                        Long-Term
                                          Annual       Compensation
                                       Compensation       Awards
                                       ------------   --------------
                                                        Securities
Name and Principal           Fiscal                     Underlying        All Other
     Position                Year(1)    Salary(2)        Options (#)    Compensation(3)
------------------           -------   ------------     -----------     ---------------
Robert C. Stempel              2005    $ 270,005              -             $  5,438
Chairman and Chief             2004    $ 275,776              -             $  5,778
Executive Officer              2003    $ 300,019            40,000          $  4,191

Stanford R. Ovshinsky          2005    $ 331,219           160,198(4)       $  8,200
President and Chief            2004    $ 338,295            66,391(5)       $  8,000
Scientist and Technologist     2003    $ 367,668            40,000          $ 10,781

James R. Metzger               2005    $ 290,280(6)           -             $  8,200
Executive Vice President and   2004    $ 279,347(7)         25,000          $  6,069
Chief Operating Officer        2003    $ 141,571(8)         25,000              -

Iris M. Ovshinsky              2005    $ 283,504           105,132(4)       $ 13,762
Vice President                 2004    $ 289,564            44,261(5)       $ 13,562
                               2003    $ 314,727            25,000          $ 13,562

Nancy M. Bacon                 2005    $ 270,005            10,000          $ 10,522
Senior Vice President          2004    $ 275,776              -             $ 10,322
                               2003    $ 289,441            30,000          $ 10,322

--------------

   (1) ECD's fiscal year is July 1 to June 30. ECD's 2005 fiscal year ended June 30, 2005.

   (2)   Amounts shown include compensation deferred under ECD's 401(k) Plan.

   (3) "All Other Compensation" is comprised of (i) contributions made by ECD to the accounts of each of the named executive officers under ECD's 401(k) Plan with respect to each of the calendar years ended December 31, 2004, 2003 and 2002, respectively, as follows: Mr. Ovshinsky $8,200, $8,000 and $8,000; Mr. Metzger $8,200, $6,069 and $0; Dr.
         Ovshinsky $8,200, $8,000 and $8,000; Mrs. Bacon $8,200, $8,000, $8,000;
         and (ii) the dollar value of any life insurance premiums paid by ECD in the fiscal years ended June 30, 2005, 2004 and 2003 with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Stempel $5,438, $5,778 and $4,191; Mr. Ovshinsky $0, $0, $2,781; Dr. Ovshinsky $5,562 (all three years); Mrs. Bacon $2,322 (all three years). Under the 401(k) Plan, which is a qualified defined-contribution plan, ECD makes matching contributions periodically on behalf of the participants. Effective October 2000, the Board of Directors approved employer matching contributions in the amount of 100% of the first 2% and 50% of the next 4% of each such participant's deferred compensation. These matching contributions were limited to 4% of a participant's salary, up to $205,000 for calendar year 2004 and up to $200,000 for calendar years 2003 and 2002. Mr. Stempel does not participate in the Company's 401(k) Plan.

   (4) Of the stock options issued to Mr. and Dr. Ovshinsky in the amount of 160,198 shares and 105,132 shares, respectively, 60,198 shares (Mr. Ovshinsky) and 40,132 shares (Dr. Ovshinsky) were issued pursuant to Stock Option Agreements (the "Agreements") dated November 1993, as amended in November 1995, which provided for periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. In June 2005, the Agreements were further amended by deleting the antidilution protection adjustment provision. No further options will be granted to Mr. and Dr. Ovshinsky under the Agreements. In consideration of the agreements by Mr. and Dr. Ovshinsky to such amendment, the Company's Compensation Committee approved the grant of options to Mr. Ovshinsky (100,000 shares) and Dr. Ovshinsky (65,000 shares) under the Company's 2000 Non-Qualified Stock Option Plan.

   (5) The stock options were issued to Mr. and Dr. Ovshinsky pursuant to the Agreements referred to in footnote (4) above.

   (6) Includes expenses of $46,121 for travel and lodging imputed as income to Mr. Metzger.

   (7) Includes expenses of $69,967 for travel and lodging imputed as income to Mr. Metzger.

   (8) The salary reported for fiscal year 2003 is for the eight-month period November 2002 - June 2003 and includes expenses of $6,460 for travel and lodging imputed as income to Mr. Metzger. Prior to joining ECD as an employee in November 2002, Mr. Metzger served as a nonemployee board member. Accordingly, the salary for 2003 also includes approximately $5,000 in annual director fees for calendar year 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 2005.


                                                                                   Potential Realizable Value
                                                                                     at Assumed Annual Rates
                                                                                   of Stock Price Appreciation
                                             Individual Grants                          for Option Term(1)
                          -----------------------------------------------------    ---------------------------
                          Number of
                          Securities     Percent of
                          Underlying    Total Options    Exercise
                           Options       Granted to      of Base
                           Granted      Employees in      Price      Expiration
Name                         (#)         Fiscal Year      ($/Sh)        Date           5%             10%
---------------------     ----------    -------------    ---------   ----------    -----------    ------------
Stanford R. Ovshinsky     160,198 (2)       40.78%       $ 21.84(3)     (4)        $ 2,200,308    $ 5,576,013

Iris M. Ovshinsky         105,132 (5)       26.76%       $ 21.84(3)     (6)        $ 1,443,624    $ 3,658,427

Nancy M. Bacon             10,000            2.55%       $ 16.75      1/26/2015    $   105,340    $   266,952


   --------------
   (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the SEC, compounded annually, and are not intended to forecast possible future appreciation, if any, of ECD's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

   (2) Of the 160,198 shares, 100,000 shares were issued pursuant to ECD's 2000 Non-Qualified Stock Option Plan and 60,198 shares were issued pursuant to a Stock Option Agreement (the "Agreement") dated November 1993, and amended in November 1995, which provided for periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. In June 2005, the Agreement was amended by deleting the antidilution protection adjustment provision. No further options will be granted to Mr. Ovshinsky under the Agreement.

   (3) The exercise price is the weighted average exercise price of all stock options granted to Mr. and Dr. Ovshinsky in fiscal year 2005.

   (4) Of the 160,198 shares, 100,000 shares expire on June 24, 2015 and 60,198 shares expire 12 months after termination of employment other than voluntary termination or 90 days after voluntary termination.

   (5) Of the 105,132 shares, 65,000 shares were issued pursuant to ECD's 2000 Non-Qualified Stock Option Plan and 40,132 shares were issued pursuant to a Stock Option Agreement (the "Agreement") dated November 1993, and amended November 1995, which provided for periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. In June 2005, the Agreement was amended by deleting the antidilution protection adjustment provision. No further options will be granted to Dr. Ovshinsky under the Agreement.

   (6) Of the 105,132 shares, 65,000 shares expire on June 24, 2015 and 40,132 shares expire 12 months after termination of employment other than voluntary termination or 90 days after voluntary termination.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

        The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 2005, and the number and value of unexercised options held by the named executive officers at June 30, 2005.

                             Shares                        Number of Securities        Value of Unexercised
                           Acquired on      Value         Underlying Unexercised       in-the-Money Options
                            Exercise       Realized      Options at June 30, 2005        at June 30, 2005
         Name                 (#)             ($)        Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------     -----------   -------------   -------------------------   -------------------------

Robert C. Stempel(1)         129,000     $ 1,012,432(2)      599,000 /  16,000        $ 4,420,745 / $ 191,680

Stanford R. Ovshinsky(3)     194,957     $ 1,638,266(4)      652,088 / 116,000        $ 4,397,695 / $ 211,680

Iris M. Ovshinsky(5)         146,888     $ 1,251,812(6)      427,643 /  75,000        $ 2,774,989 / $ 132,800

James R. Metzger(7)             _             _               33,000 /  27,000        $   323,710 / $ 308,240

Nancy M. Bacon(8)            125,200     $   956,881(9)      115,000 /  22,000        $   272,015 / $ 200,060

-----------------

   (1) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $15.11 and $10.40 per share, respectively.

   (2) Of the $1,012,432 value realized, approximately $408,516 was used to cover withholding taxes associated with the exercise. Mr. Stempel retained 20,000 of the 129,000 shares exercised.

   (3) Mr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $15.92 and $20.56 per share, respectively.

   (4) Of the $1,638,266 value realized, $579,127 was used to cover withholding taxes associated with the exercise.

   (5) Dr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $16.18 and $20.61 per share, respectively.

   (6) Of the $1,251,812 value realized, $442,515 was used to cover withholding taxes associated with the exercise.

   (7) Mr. Metzger's exercisable and unexercisable options are exercisable at a weighted average price of $12.57 and $10.96 per share, respectively.

   (8) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $20.24 and $13.29 per share, respectively.

   (9) Of the $956,881 value realized, approximately $290,414 was used to cover withholding taxes associated with the exercise.

                              EMPLOYMENT AGREEMENTS

        On January 15, 1999, we entered into an Executive Employment Agreement with Robert C. Stempel and a Restricted Stock Agreement awarding Mr. Stempel 430,000 shares of Class B Common Stock. Under the provisions of our Articles of Incorporation, the Class B Common Stock was automatically converted to Common Stock on September 30, 2005. The Executive Employment Agreement, which provided for Mr. Stempel to serve as our Executive Director for a term ending September 30, 2005, was amended in October 2000 to extend the term of his employment until September 30, 2010. The Executive Employment Agreement is automatically renewable for successive one-year terms after the initial term, unless terminated by either Mr. Stempel or ECD by giving written notice of termination at least 120 days in advance of the renewal date. Mr. Stempel was named Chief Executive Officer in February 2004.

        During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined by the Board of Directors from time to time. The Executive Employment Agreement also provides for discretionary bonuses based on Mr. Stempel's individual performance and our financial performance. Mr. Stempel is also entitled to receive nonwage benefits of the type provided generally by us to our senior executive officers.

        The Executive Employment Agreement permits Mr. Stempel to retire as one of our officers and employees and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as our officer. The Executive Employment Agreement permits us to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain noncompetition and confidentiality covenants contained in the Executive Employment Agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as one of our officers and employees (other than as a result of his death or mental or physical disability).

        Mr. Stempel's entitlement to compensation and benefits under the Executive Employment Agreement will cease effective upon the date of the termination of his employment.

        On September 2, 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery in order to clearly define his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. The agreements are automatically renewable for successive one-year terms unless terminated by Mr. Ovshinsky or ECD or Ovonic Battery by giving notice of termination 120 days in advance of the renewal date.

        In June 2005, Mr. Ovshinsky's Executive Employment Agreements with ECD and Ovonic Battery were amended to provide for ECD and Ovonic Battery to have the benefits of Mr. Ovshinsky's services as a consultant following the termination of his active employment for consulting fees equal to 50% of the salary payable to Mr. Ovshinsky at the date of the termination of his active employment and for Mr. Ovshinsky to retire at any time during his services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of his life.

        Mr. Ovshinsky's employment agreement with ECD provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases and an annual bonus equal to 1% of our pretax income (excluding Ovonic Battery) and 1% of the operating income of Ovonic Battery. Accordingly, Mr. Ovshinsky received $676,000 in bonus based upon Ovonic Battery's financial results for fiscal year 2005, paid to him in September 2005. Mr. Ovshinsky did not receive a salary increase in fiscal year 2005 and, along with other senior executives, voluntarily reduced his salary by 10 percent in August 2003.

        Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from ECD providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by ECD following a change in control of ECD. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of our assets; (ii) the approval by our stockholders of any plan or proposal of our liquidation or dissolution; (iii) the consummation of any consolidation or merger of ECD in which we are not the surviving or continuing corporation; (iv) the acquisition by any person of 30% or more of the combined voting power of our then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of our Board of Directors; (vi) the holders of our Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in our charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Ovshinsky.

        Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options to purchase 186 shares of Ovonic Battery's common stock, exercisable at a price of $16,129 per share, representing approximately 6% of Ovonic Battery's outstanding common stock.

        In February 1998, the Compensation Committee recommended and our Board of Directors approved an Employment Agreement between ECD and Iris M. Ovshinsky. The purpose of the Employment Agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The Employment Agreement also provides for ECD to have the benefits of Dr. Ovshinsky's services as a consultant to us following the termination of her active employment for consulting fees equal to 50% of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky has the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

        The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or ECD upon 120 days' notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases. Dr. Ovshinsky did not receive a salary increase or a bonus in fiscal year 2005 and, along with other senior executives, voluntarily reduced her salary by 10 percent in August 2003.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee is responsible for establishing compensation policies which govern both the annual compensation of and grants of stock options to the executive officers of the Company and its wholly and/or majority owned subsidiaries and the Company's directors. No member of the Compensation Committee is a current or former officer or employee of ECD or any of its subsidiaries. The Committee meets several times during the year to review and approve management's recommendation regarding stock options and compensation. Compensation and stock option recommendations are based principally upon performance and also take into consideration market-based comparisons to current compensation, stock option ownership, and years of service to us. We do not have a formal bonus program for executives, although we have awarded bonuses to our executives from time to time.

Compensation of Executive Officers

        The Compensation Committee considers ECD's financial position and other factors in determining the compensation of executive officers. These factors include remaining competitive within the relevant hiring market - whether scientific, managerial or otherwise - so as to enable ECD to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of the Common Stock, such as by a granting of stock option or similar equity-based compensation, to instill ownership thinking and align the employees' and stockholders' objectives. ECD has been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

Salary and Bonus
----------------

        Salary is paid for ongoing performance. In light of cost-containment initiatives, ECD instituted a salary freeze for all ECD and Ovonic Battery employees in August 2003. Additionally, senior executives voluntarily reduced their salaries by 10 percent effective September 1, 2003. We do not have a formal bonus program for executives. Mr. Ovshinsky's Executive Employment Agreement with Ovonic Battery entitles him to receive annual bonuses equal to 1% of the operating income of Ovonic Battery. Accordingly, Mr. Ovshinsky received $676,000 in bonus based upon Ovonic Battery's financial results for fiscal year 2005, paid to him in September 2005.

Stock Options
-------------

      The Compensation Committee considers stock options to be an extremely effective incentive for executive officers and other employees. Such options also encourage executives to remain with ECD because they vest over a period of years. In fiscal year 2005, stock options were granted to Mr. Ovshinsky, Dr. Ovshinsky, Nancy M. Bacon and Stephan W. Zumsteg. See page 20 - Option Grants in Last Fiscal Year - for the number of stock options granted to Mr. Ovshinsky, Dr. Ovshinsky and Mrs. Bacon. On January 26, 2005, Mr. Zumsteg was granted an option to purchase 10,000 shares of ECD Common Stock at $16.75 per share under the terms of ECD's 1995 Non-Qualified Stock Option Plan.

        The employees of our majority-owned subsidiaries also participate in the broad-based stock option program.

Chief Executive Officer Compensation

        Mr. Stempel was named Chief Executive Officer in February 2004 by the Board of Directors. In January 1999, he entered into an Executive Employment Agreement with ECD. The Executive Employment Agreement, which provides that Mr. Stempel serve as an executive of ECD for a term ending until September 30, 2010. See "Management -- Employment Agreements" which sets forth the terms and conditions governing Mr. Stempel's employment. Mr. Stempel did not receive a salary increase or a bonus in fiscal year 2005 and, along with other senior executives, voluntarily reduced his salary by 10 percent in August 2003.


                                      COMPENSATION AND NOMINATING COMMITTEE

                                      Florence I. Metz, Chairwoman
                                      Robert I. Frey

                                PERFORMANCE GRAPH

        The line graph below compares the cumulative total stockholder return on ECD's Common Stock over a five-year period with the return on the NASDAQ Stock Market - U.S. Index and the Russell 2000 Index.



                                                      Cumulative Total Return
                                      -------------------------------------------------------
                                        6/00      6/01      6/02    6/03     6/04      6/05

ENERGY CONVERSION DEVICES, INC.        100.00    110.34    61.83    36.41    44.37    88.20
NASDAQ STOCK MARKET (U.S.)             100.00     55.50    37.13    31.63    43.05    43.54
RUSSELL 2000                           100.00    100.66    91.93    90.42   120.59   131.98


        The total return with respect to NASDAQ Stock Market - U.S. Index and the Russell 2000 Index assumes that $100 was invested on June 30, 2000, including reinvestment of dividends.

        We have not paid any cash dividends in the past and do not expect to pay any in the foreseeable future.

        The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the SEC under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Chevron Corporation. In December 2004, in consideration of the expansion of the scope of licenses to Cobasys, the 50-50 joint venture between Ovonic Battery and Chevron, ECD received through its Ovonic Battery subsidiary an option to purchase 4,376,633 shares of ECD Common Stock owned by a subsidiary of Chevron at $4.55 per share. The option was exercised in May 2005 for a total purchase price of $19,913,680 and the shares acquired were cancelled and returned to authorized and unissued status. ECD received $4,675,000 restructuring payment from Chevron in December 2004 in connection with the transfer to ECD of Chevron's interest in Ovonic Hydrogen Systems.

        Ovonic Hydrogen Systems (formerly known as Texaco Ovonic Hydrogen Systems). In December 2004, a subsidiary of Chevron transferred its 50% interest in Ovonic Hydrogen Systems to ECD in consideration of relieving Chevron of any continuing funding obligation. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD, are members of the Management Committee of Ovonic Hydrogen Systems. For the year ended June 30, 2005, ECD recorded revenues of $4,089,000 from Ovonic Hydrogen Systems during the period it was co-owned and funded by Chevron primarily for advanced product development work.

        Cobasys. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD and Ovonic Battery, are members of the Management Committee of Cobasys. For the year ended June 30, 2005, Ovonic Battery recorded revenue of $2,112,000 from Cobasys primarily for advanced product development work.

        Ovonyx. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD, are directors of Ovonyx. ECD owns 41.7% of Ovonyx. ECD recorded revenues of $272,000 from Ovonyx for the year ended June 30, 2005 for services provided to Ovonyx. ECD made a $100,000 payment to Ovonyx in fiscal year 2005 under a license from Ovonyx.

        Other Arrangements. Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by ECD as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $200,013 in salary during the fiscal year ended June 30, 2005.

        Benjamin Ovshinsky, Stanford R. Ovshinsky's son, is employed by ECD as its business representative for the Western United States. He received compensation of $85,010 during the fiscal year ended June 30, 2005.


                             ADDITIONAL INFORMATION

        Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $4,500 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

        Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

        Annual Report. Our annual report on Form 10-K for the fiscal year 2005 has been mailed to stockholders along with this proxy statement. If you have not received our annual report on Form 10-K, please call Investor Relations at (248) 293-0440 or send us an e-mail at investor.relations@ovonic.com.

        Stockholder Proposals for 2006 Annual Meeting. Any stockholder intending to submit a proposal for inclusion in the proxy statement for the 2006 annual meeting must meet the eligibility and other criteria required under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which proposal must be in writing and delivered to the Company's Secretary at the Company's principal executive offices at 2956 Waterview Drive, Rochester Hills, Michigan 48309, no later than June 20, 2006 in order to be considered timely. Written notice of stockholder proposals (other than proposals for inclusion in the proxy) for consideration at the 2006 annual meeting must be received by the Company's Secretary by September 1, 2006. The 2006 annual meeting is tentatively scheduled to be held on or about November 15, 2006.

                                 ---------------

Stockholders are urged to send in their proxies without delay.


                                             By Order of the Board of Directors

                                             /s/ Ghazaleh Koefod
                                             -----------------------------------
                                             Ghazaleh Koefod
                                             Secretary

October 17, 2005

                                                  MICHIGAN STATE UNIVERSITY
                                                  MANAGEMENT EDUCATION CENTER
                                                  811 WEST SQUARE LAKE ROAD
                                                  TROY, MI
                                                  (248) 879-2456



         MAP GIVING DIRECTION AND COORDINATES OF ANNUAL MEETING LOCATION










                         Energy Conversion Devices, Inc.
                         Annual Meeting of Stockholders
                     Tuesday, November 15, 2005, 10:00 a.m.




                                                                    ECVCM-PS-05

-------------------------------------------------------------------------------
                         ENERGY CONVERSION DEVICES, INC.
-------------------------------------------------------------------------------

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, November 15, 2005.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.

                                   DETACH HERE


                         ENERGY CONVERSION DEVICES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys and proxies for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on Tuesday, November 15, 2005 at 10:00 a.m. (EST) and any and all adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR Proposals 1 and 2.


PLEASE VOTE, DATE AND SIGN ON REVERSE AN RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.


Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------         -----------------------------------
-----------------------------------         -----------------------------------

ENERGY CONVERSION DEVICES, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

                Your vote is important. Please vote immediately.

      Vote-by-Internet                              Vote-by-Telephone

Log on to the Internet and go to       OR      Call toll-free
http://www.eproxyvote.com/ener                 1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.


                                   DETACH HERE

 [X]  PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                                   -----------------------------------
1.  Election of Directors.                           ENERGY CONVERSION DEVICES, INC.
    Nominees as Directors                          -----------------------------------
                                                                                            For  Against  Abstain
(01) Robert I. Frey, (02) William J. Ketelhut,        2. Proposal to approve the            [ ]    [ ]      [ ]
(03) Florence I. Metz, (04) Iris M. Ovshinsky,           appointment of Grant Thornton LLP
(05) Stanford R. Ovshinsky, (06) Stephen Rabinowitz      as independent registered public
and (07) Robert C. Stempel                               accounting firm for the fiscal year
                                                         ending June 30, 2006.

For all [ ]     [ ]  Withhold All

For all Except  [ ]  --------------------------------------
                     For all nominees except as noted above

                                                         Mark box at right if an address change or     [ ]
                                                         comment has been noted on the reverse side
                                                         of this card.

                                                         Mark box at right if you plan to attend the    [ ]
                                                         the Annual Meeting.

                                                         Please be sure to sign and date this Proxy.

Signature: --------------------  Date: --------------  Signature: --------------------  Date: --------------